As filed with the Securities and Exchange Commission on November 10, 2008

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 7, 2008

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

704.386.5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On November 7, 2008, in connection with the integration of Countrywide Financial Corporation (“Countrywide”) with the Registrant’s other businesses and operations, Countrywide and its subsidiary Countrywide Home Loans, Inc. (“CHL”) transferred substantially all of their assets and operations to the Registrant, and as part of the consideration for such transfer, the Registrant assumed debt securities and related guarantees of Countrywide in an aggregate amount of approximately $16.6 billion. The indentures for all such assumed debt securities and related guarantees are attached as exhibits to this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
4.1	Indenture dated as of February 1, 2005 among Countrywide, CHL and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.58 of Countrywide’s Quarterly Report on Form 10-Q (File No. 1-8422) for the quarter ended March 31, 2006

4.2	First Supplemental Indenture dated July 1, 2008, among Red Oak Merger Corporation, Countrywide, CHL and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of February 1, 2005, incorporated herein by reference to Exhibit 4.2 of Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.3	Second Supplemental Indenture dated as of November 7, 2008 among the Registrant, Countrywide, CHL and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of February 1, 2005

4.4	Third Supplemental Indenture dated as of November 7, 2008 among the Registrant, CHL and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of February 1, 2005

4.5	Indenture dated May 16, 2006 between Countrywide and The Bank of New York, as Trustee, relating to 6.25% Subordinated Notes due May 15, 2016, incorporated herein by reference to Exhibit 4.27 to Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed on May 16, 2006

4.6	First Supplemental Indenture dated July 1, 2008, among Red Oak Merger Corporation, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of May 16, 2006, incorporated herein by reference to Exhibit 4.1 of Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.7	Second Supplemental Indenture dated as of November 7, 2008 among the Registrant, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of May 16, 2006

4.8	Indenture dated as of January 1, 1992 among CHL, Countrywide and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-3 (File No. 33-50661) of CHL and Countrywide

4.9	Supplemental Indenture No. 1 dated as of June 15, 1995 among CHL, Countrywide and The Bank of New York, as Trustee, to the Indenture dated as of January 1, 1992, incorporated herein by reference to Exhibit 4.9 to Amendment No. 2 to the Registration Statement on Form S-3 (File No. 33-59559) of Countrywide and CHL

4.10	Second Supplemental Indenture dated July 1, 2008, among Red Oak Merger Corporation, CHL, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of January 1, 1992, incorporated herein by reference to Exhibit 4.3 of Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.11	Third Supplemental Indenture dated as of November 7, 2008 among the Registrant, CHL, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of January 1, 1992

4.12	Fourth Supplemental Indenture dated as of November 7, 2008 among the Registrant, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of January 1, 1992

4.13	Indenture dated as of December 1, 2001 among CHL, Countrywide and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.25 to Countrywide’s Annual Report on Form 10-K (File No. 1-8422) for the year ended December 31, 2003

4.14	First Supplemental Indenture dated July 1, 2008, among Red Oak Merger Corporation, CHL, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of December 1, 2001, incorporated herein by reference to Exhibit 4.4 of Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.15	Second Supplemental Indenture dated as of November 7, 2008 among the Registrant, CHL, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of December 1, 2001

4.16	Third Supplemental Indenture dated as of November 7, 2008 among the Registrant, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of December 1, 2001

4.17	Indenture dated as of May 22, 2007, among Countrywide, CHL and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.1 to Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed May 29, 2007

4.18	First Supplemental Indenture dated July 1, 2008, among Red Oak Merger Corporation, CHL, Countrywide, the Registrant and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of May 22, 2007, incorporated herein by reference to Exhibit 4.5 of Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.19	Second Supplemental Indenture dated as of November 7, 2008 among the Registrant, CHL, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of May 22, 2007

4.20	Third Supplemental Indenture dated as of November 7, 2008 among the Registrant, CHL and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of May 22, 2007

4.21	Junior Subordinated Indenture dated as of November 8, 2006, by and between Countrywide and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.28 to Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed November 13, 2006

4.22	Supplemental Indenture dated as of November 8, 2006 by and between Countrywide and The Bank of New York, as Trustee, to the Junior Subordinated Indenture dated as of November 8, 2006, incorporated herein by reference to Exhibit 4.29 to Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed November 13, 2006

4.23	Second Supplemental Indenture dated July 1, 2008, among Red Oak Merger Corporation, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Junior Subordinated Indenture dated as of November 8, 2006, incorporated herein by reference to Exhibit 4.7 of Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.24	Third Supplemental Indenture dated as of November 7, 2008 among the Registrant, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Junior Subordinated Indenture dated as of November 8, 2006

4.25	Subordinated Indenture dated as of April 11, 2003 among Countrywide, CHL and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.26 to Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed April 15, 2003

4.26	First Supplemental Indenture dated as of April 11, 2003 among Countrywide, CHL and The Bank of New York, as Trustee, to the Subordinated Indenture dated as of April 11, 2003, incorporated herein by reference to Exhibit 4.27 to Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed April 15, 2003

4.27	Second Supplemental Indenture dated July 1, 2008, among Red Oak Merger Corporation, Countrywide, CHL and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Subordinated Indenture dated as of April 11, 2003, incorporated herein by reference to Exhibit 4.6 of Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.28	Third Supplemental Indenture dated as of November 7, 2008 among the Registrant, Countrywide, CHL and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Subordinated Indenture dated as of April 11, 2003

4.29	Fourth Supplemental Indenture dated as of November 7, 2008 among the Registrant, CHL and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Subordinated Indenture dated as of April 11, 2003

4.30	Indenture dated as of June 4, 1997, among CHL, Countrywide and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.4 to the Registration Statement on Form S-4 (File No. 333-37047) of CHL and Countrywide

4.31	First Supplemental Indenture dated July 1, 2008, among Red Oak Merger Corporation, CHL, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of June 4, 1997, incorporated herein by reference to Exhibit 4.8 of Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.32	Second Supplemental Indenture dated as of November 7, 2008 among the Registrant, CHL, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of June 4, 1997

4.33	Third Supplemental Indenture dated as of November 7, 2008 among the Registrant, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of June 4, 1997

4.34	Trust Deed dated 1st May, 1998, among CHL, Countrywide and Bankers Trustee Company Limited, as Trustee, for Euro Medium Notes of CHL, incorporated herein by reference to Exhibit 4.15 to Countrywide’s Quarterly Report on Form 10-Q (File No. 1-8422) for the quarter ended May 31, 1998

4.35	First Supplemental Trust Deed dated 16th December, 1998, modifying the provisions of the Trust Deed dated 1st May 1998, among CHL, Countrywide and Bankers Trustee Company Limited, as Trustee, incorporated herein by reference to Exhibit 4.16 to Countrywide’s Annual Report on Form 10-K (File No. 1-8422) for the year ended February 28, 1999

4.36	Second Supplemental Trust Deed dated 23rd December, 1999, further modifying the provisions of the Trust Deed dated 1st May, 1998, among CHL, Countrywide and Bankers Trustee Company Limited, as Trustee, incorporated herein by reference to Exhibit 4.16.3 to Countrywide’s Annual Report on Form 10-K (File No. 1-8422) for the year ended February 28, 2001

4.37	Third Supplemental Trust Deed dated 12th January, 2001, further modifying the provisions of Trust Deed dated 1st May, 1998, among CHL, Countrywide and Bankers Trustee Company Limited, as Trustee, incorporated herein by reference to Exhibit 4.16.4 to Countrywide’s Annual Report on Form 10-K (File No. 1-8422) for the year ended February 28, 2001

4.38	Fourth Supplemental Trust Deed dated 12th January, 2002, further modifying the provisions of Trust Deed dated May 1, 1998, among CHL, Countrywide and Bankers Trustee Company Limited, as Trustee, incorporated herein by reference to Exhibit 4.46 of Countrywide’s Quarterly Report on Form 10-Q (File No. 1-8422) for the quarter ended March 31, 2002

4.39	Fifth Supplemental Trust Deed dated July 1, 2008, further modifying the provisions of Trust Deed dated May 1, 1998, among Red Oak Merger Corporation, CHL, Countrywide and Deutsche Trustee Company Limited (formerly Bankers Trustee Company Limited), as Trustee, incorporated herein by reference to Exhibit 4.10 to Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.40	Form of Sixth Supplemental Trust Deed dated November 7, 2008, further modifying the provisions of Trust Deed dated May 1, 1998, among the Registrant, CHL, Countrywide and Deutsche Trustee Company Limited (formerly Bankers Trustee Company Limited)

4.41	Trust Deed between Countrywide, CHL and Deutsche Trustee Company Limited, as Trustee, dated August 15, 2005, incorporated herein by reference to Exhibit 10.108 to Countrywide’s Quarterly Report on Form 10-Q (File No. 1-8422) for the quarter ended September 30, 2005

4.42	First Supplemental Trust Deed between Countrywide, CHL and Deutsche Trustee Company Limited, as Trustee, dated August 31, 2006, to the Trust Deed dated August 15, 2005, incorporated herein by reference to Exhibit 4.63 to Countrywide’s Quarterly Report on Form 10-Q (File No. 1-8422) for the quarter ended September 30, 2006

4.43	Second Supplemental Trust Deed, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide, CHL and Deutsche Trustee Company Limited, as Trustee, to the Trust Deed dated August 15, 2005, incorporated herein by reference to Exhibit 4.9 to Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.44	Form of Third Supplemental Trust Deed, dated November 7, 2008, between the Registrant, Countrywide, CHL and Deutsche Trustee Company Limited, as Trustee, to the Trust Deed dated August 15, 2005

4.45	Note Deed Poll, dated as of April 29, 2005, by Countrywide in favor of each person who is from time to time an Australian dollar denominated Noteholder, incorporated herein by reference to Exhibit 10.103 to Countrywide’s Quarterly Report on Form 10-Q (File No. 1-8422) for the quarter ended June 30, 2005

4.46	First Supplemental Note Deed Poll, dated July 1, 2008, between Red Oak Merger Corporation and Countrywide to the Note Deed Poll dated April 29, 2005, incorporated herein by reference to Exhibit 4.11 of Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.47	Form of Second Supplemental Note Deed Poll, dated November 7, 2008, between the Registrant, Countrywide and CHL, to the Note Deed Poll dated April 29, 2005

4.48	Deed Poll Guaranty and Indemnity, dated as of April 29, 2005, by Countrywide in favor of each person who is from time to time an Australian dollar denominated noteholder, incorporated herein by reference to Exhibit 10.104 to Countrywide’s Quarterly Report on Form 10-Q (File No. 1-8422) for the quarter ended June 30, 2005

4.49	Form of First Supplemental Note Deed Poll Guarantee and Indemnity, dated as of November 7, 2008, by the Registrant and CHL, to the Deed Poll Guaranty and Indemnity dated April 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Teresa M. Brenner
Teresa M. Brenner
Associate General Counsel

Dated: November 7, 2008

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
4.1	Indenture dated as of February 1, 2005 among Countrywide, CHL and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.58 of Countrywide’s Quarterly Report on Form 10-Q (File No. 1-8422) for the quarter ended March 31, 2006

4.2	First Supplemental Indenture dated July 1, 2008, among Red Oak Merger Corporation, Countrywide, CHL and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of February 1, 2005, incorporated herein by reference to Exhibit 4.2 of Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.3	Second Supplemental Indenture dated as of November 7, 2008 among the Registrant, Countrywide, CHL and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of February 1, 2005

4.4	Third Supplemental Indenture dated as of November 7, 2008 among the Registrant, CHL and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of February 1, 2005

4.5	Indenture dated May 16, 2006 between Countrywide and The Bank of New York, as Trustee, relating to 6.25% Subordinated Notes due May 15, 2016, incorporated herein by reference to Exhibit 4.27 to Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed on May 16, 2006

4.6	First Supplemental Indenture dated July 1, 2008, among Red Oak Merger Corporation, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of May 16, 2006, incorporated herein by reference to Exhibit 4.1 of Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.7	Second Supplemental Indenture dated as of November 7, 2008 among the Registrant, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of May 16, 2006

4.8	Indenture dated as of January 1, 1992 among CHL, Countrywide and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-3 (File No. 33-50661) of CHL and Countrywide

4.9	Supplemental Indenture No. 1 dated as of June 15, 1995 among CHL, Countrywide and The Bank of New York, as Trustee, to the Indenture dated as of January 1, 1992, incorporated herein by reference to Exhibit 4.9 to Amendment No. 2 to the Registration Statement on Form S-3 (File No. 33-59559) of Countrywide and CHL

4.10	Second Supplemental Indenture dated July 1, 2008, among Red Oak Merger Corporation, CHL, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of January 1, 1992, incorporated herein by reference to Exhibit 4.3 of Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.11	Third Supplemental Indenture dated as of November 7, 2008 among the Registrant, CHL, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of January 1, 1992

4.12	Fourth Supplemental Indenture dated as of November 7, 2008 among the Registrant, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of January 1, 1992

4.13	Indenture dated as of December 1, 2001 among CHL, Countrywide and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.25 to Countrywide’s Annual Report on Form 10-K (File No. 1-8422) for the year ended December 31, 2003

4.14	First Supplemental Indenture dated July 1, 2008, among Red Oak Merger Corporation, CHL, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of December 1, 2001, incorporated herein by reference to Exhibit 4.4 of Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.15	Second Supplemental Indenture dated as of November 7, 2008 among the Registrant, CHL, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of December 1, 2001

4.16	Third Supplemental Indenture dated as of November 7, 2008 among the Registrant, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of December 1, 2001

4.17	Indenture dated as of May 22, 2007, among Countrywide, CHL and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.1 to Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed May 29, 2007

4.18	First Supplemental Indenture dated July 1, 2008, among Red Oak Merger Corporation, CHL, Countrywide, the Registrant and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of May 22, 2007, incorporated herein by reference to Exhibit 4.5 of Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.19	Second Supplemental Indenture dated as of November 7, 2008 among the Registrant, CHL, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of May 22, 2007

4.20	Third Supplemental Indenture dated as of November 7, 2008 among the Registrant, CHL and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of May 22, 2007

4.21	Junior Subordinated Indenture dated as of November 8, 2006, by and between Countrywide and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.28 to Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed November 13, 2006

4.22	Supplemental Indenture dated as of November 8, 2006 by and between Countrywide and The Bank of New York, as Trustee, to the Junior Subordinated Indenture dated as of November 8, 2006, incorporated herein by reference to Exhibit 4.29 to Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed November 13, 2006

4.23	Second Supplemental Indenture dated July 1, 2008, among Red Oak Merger Corporation, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Junior Subordinated Indenture dated as of November 8, 2006, incorporated herein by reference to Exhibit 4.7 of Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.24	Third Supplemental Indenture dated as of November 7, 2008 among the Registrant, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Junior Subordinated Indenture dated as of November 8, 2006

4.25	Subordinated Indenture dated as of April 11, 2003 among Countrywide, CHL and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.26 to Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed April 15, 2003

4.26	First Supplemental Indenture dated as of April 11, 2003 among Countrywide, CHL and The Bank of New York, as Trustee, to the Subordinated Indenture dated as of April 11, 2003, incorporated herein by reference to Exhibit 4.27 to Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed April 15, 2003

4.27	Second Supplemental Indenture dated July 1, 2008, among Red Oak Merger Corporation, Countrywide, CHL and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Subordinated Indenture dated as of April 11, 2003, incorporated herein by reference to Exhibit 4.6 of Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.28	Third Supplemental Indenture dated as of November 7, 2008 among the Registrant, Countrywide, CHL and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Subordinated Indenture dated as of April 11, 2003

4.29	Fourth Supplemental Indenture dated as of November 7, 2008 among the Registrant, CHL and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Subordinated Indenture dated as of April 11, 2003

4.30	Indenture dated as of June 4, 1997, among CHL, Countrywide and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.4 to the Registration Statement on Form S-4 (File No. 333-37047) of CHL and Countrywide

4.31	First Supplemental Indenture dated July 1, 2008, among Red Oak Merger Corporation, CHL, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of June 4, 1997, incorporated herein by reference to Exhibit 4.8 of Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.32	Second Supplemental Indenture dated as of November 7, 2008 among the Registrant, CHL, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of June 4, 1997

4.33	Third Supplemental Indenture dated as of November 7, 2008 among the Registrant, Countrywide and The Bank of New York Mellon (formerly The Bank of New York), as Trustee, to the Indenture dated as of June 4, 1997

4.34	Trust Deed dated 1st May, 1998, among CHL, Countrywide and Bankers Trustee Company Limited, as Trustee, for Euro Medium Notes of CHL, incorporated herein by reference to Exhibit 4.15 to Countrywide’s Quarterly Report on Form 10-Q (File No. 1-8422) for the quarter ended May 31, 1998

4.35	First Supplemental Trust Deed dated 16th December, 1998, modifying the provisions of the Trust Deed dated 1st May 1998, among CHL, Countrywide and Bankers Trustee Company Limited, as Trustee, incorporated herein by reference to Exhibit 4.16 to Countrywide’s Annual Report on Form 10-K (File No. 1-8422) for the year ended February 28, 1999

4.36	Second Supplemental Trust Deed dated 23rd December, 1999, further modifying the provisions of the Trust Deed dated 1st May, 1998, among CHL, Countrywide and Bankers Trustee Company Limited, as Trustee, incorporated herein by reference to Exhibit 4.16.3 to Countrywide’s Annual Report on Form 10-K (File No. 1-8422) for the year ended February 28, 2001

4.37	Third Supplemental Trust Deed dated 12th January, 2001, further modifying the provisions of Trust Deed dated 1st May, 1998, among CHL, Countrywide and Bankers Trustee Company Limited, as Trustee, incorporated herein by reference to Exhibit 4.16.4 to Countrywide’s Annual Report on Form 10-K (File No. 1-8422) for the year ended February 28, 2001

4.38	Fourth Supplemental Trust Deed dated 12th January, 2002, further modifying the provisions of Trust Deed dated May 1, 1998, among CHL, Countrywide and Bankers Trustee Company Limited, as Trustee, incorporated herein by reference to Exhibit 4.46 of Countrywide’s Quarterly Report on Form 10-Q (File No. 1-8422) for the quarter ended March 31, 2002

4.39	Fifth Supplemental Trust Deed dated July 1, 2008, further modifying the provisions of Trust Deed dated May 1, 1998, among Red Oak Merger Corporation, CHL, Countrywide and Deutsche Trustee Company Limited (formerly Bankers Trustee Company Limited), as Trustee, incorporated herein by reference to Exhibit 4.10 to Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.40	Form of Sixth Supplemental Trust Deed dated November 7, 2008, further modifying the provisions of Trust Deed dated May 1, 1998, among the Registrant, CHL, Countrywide and Deutsche Trustee Company Limited (formerly Bankers Trustee Company Limited)

4.41	Trust Deed between Countrywide, CHL and Deutsche Trustee Company Limited, as Trustee, dated August 15, 2005, incorporated herein by reference to Exhibit 10.108 to Countrywide’s Quarterly Report on Form 10-Q (File No. 1-8422) for the quarter ended September 30, 2005

4.42	First Supplemental Trust Deed between Countrywide, CHL and Deutsche Trustee Company Limited, as Trustee, dated August 31, 2006, to the Trust Deed dated August 15, 2005, incorporated herein by reference to Exhibit 4.63 to Countrywide’s Quarterly Report on Form 10-Q (File No. 1-8422) for the quarter ended September 30, 2006

4.43	Second Supplemental Trust Deed, dated July 1, 2008, among Red Oak Merger Corporation, Countrywide, CHL and Deutsche Trustee Company Limited, as Trustee, to the Trust Deed dated August 15, 2005, incorporated herein by reference to Exhibit 4.9 to Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.44	Form of Third Supplemental Trust Deed, dated November 7, 2008, between the Registrant, Countrywide, CHL and Deutsche Trustee Company Limited, as Trustee, to the Trust Deed dated August 15, 2005

4.45	Note Deed Poll, dated as of April 29, 2005, by Countrywide in favor of each person who is from time to time an Australian dollar denominated Noteholder, incorporated herein by reference to Exhibit 10.103 to Countrywide’s Quarterly Report on Form 10-Q (File No. 1-8422) for the quarter ended June 30, 2005

4.46	First Supplemental Note Deed Poll, dated July 1, 2008, between Red Oak Merger Corporation and Countrywide to the Note Deed Poll dated April 29, 2005, incorporated herein by reference to Exhibit 4.11 of Countrywide’s Current Report on Form 8-K (File No. 1-8422) filed July 8, 2008

4.47	Form of Second Supplemental Note Deed Poll, dated November 7, 2008, between the Registrant, Countrywide and CHL, to the Note Deed Poll dated April 29, 2005

4.48	Deed Poll Guaranty and Indemnity, dated as of April 29, 2005, by Countrywide in favor of each person who is from time to time an Australian dollar denominated noteholder, incorporated herein by reference to Exhibit 10.104 to Countrywide’s Quarterly Report on Form 10-Q (File No. 1-8422) for the quarter ended June 30, 2005

4.49	Form of First Supplemental Note Deed Poll Guarantee and Indemnity, dated as of November 7, 2008, by the Registrant and CHL, to the Deed Poll Guaranty and Indemnity dated April 29, 2005